Finance Receivables	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Financing Receivables
FINANCE RECEIVABLES

We segment finance receivables into “consumer” and “non-consumer” receivables. The receivables are generally secured by the vehicles, inventory, or other property being financed.

Finance receivables are recorded at the time of origination or purchase at fair value and are subsequently reported at amortized cost, net of any allowance for credit losses.

Revenue from finance receivables is recognized using the interest method and includes the accretion of certain direct origination costs that are deferred and interest supplements received from Ford and affiliated companies. The unearned interest supplements on consumer finance receivables are included in Finance receivables, net on the balance sheet, and the earned interest supplements are included in Financing revenue on the income statement.

We measure finance receivables at fair value for purposes of disclosure using internal valuation models. These models project future cash flows of financing contracts based on scheduled contract payments (including principal and interest). The projected cash flows are discounted to present value based on assumptions regarding credit losses, pre-payment speed, and applicable spreads to approximate current rates. Our assumptions regarding pre-payment speed and credit losses are based on historical performance. The fair value of finance receivables is categorized within Level 3 of the hierarchy.

On a nonrecurring basis, we also measure at fair value retail contracts greater than 120 days past due or deemed to be uncollectible, and individual dealer loans probable of foreclosure. We use the fair value of collateral, adjusted for estimated costs to sell, to determine the fair value of our receivables. The collateral for a retail receivable is the vehicle financed, and for dealer loans is real estate or other property.

The fair value of collateral for retail receivables is calculated by multiplying the outstanding receivable balances by the average recovery value percentage. The fair value of collateral for dealer loans is determined by reviewing various appraisals, which include total adjusted appraised value of land and improvements, alternate use appraised value, broker’s opinion of value, and purchase offers.

Consumer Segment. Receivables in this portfolio segment include products offered to individuals and businesses that finance the acquisition of Ford and Lincoln vehicles from dealers for personal or commercial use. Retail financing includes retail installment contracts for new and used vehicles and direct financing leases with retail customers, government entities, daily rental companies, and fleet customers.

Non-Consumer Segment. Receivables in this portfolio segment include products offered to automotive dealers and receivables purchased from Ford and its affiliates. The products include:

•
Dealer financing – includes wholesale loans to dealers to finance the purchase of vehicle inventory, also known as floorplan financing, as well as loans to dealers to finance working capital and improvements to dealership facilities, finance the purchase of dealership real estate, and finance other dealer programs. Wholesale financing is approximately 93% of our dealer financing.

•
Other financing – includes purchased receivables from Ford and its affiliates, primarily related to the sale of parts and accessories to dealers, receivables from Ford related loans, and certain used vehicles from daily rental fleet companies. These receivables are excluded from our credit quality reporting since the performance of this group of receivables is generally guaranteed by Ford.

Notes and accounts receivable from affiliated companies are presented separately on the balance sheet. These receivables are based on intercompany relationships and the balances are settled regularly. We do not assess these receivables for potential credit losses, nor are they subjected to aging analysis, credit quality reviews, or other formal assessments. As a result, Notes and accounts receivable from affiliated companies are not subject to the following disclosures contained herein.

NOTE 4. FINANCE RECEIVABLES (Continued)

Finance Receivables, Net

Finance receivables, net at December 31 were as follows (in millions):

	2015	2016
Consumer
Retail financing, gross	$62,068	$68,121
Unearned interest supplements from Ford and affiliated companies	(2,119)	(2,783)
Consumer finance receivables	59,949	65,338

Non-Consumer
Dealer financing (a)	36,037	36,951
Other financing	1,210	1,176
Non-Consumer finance receivables (b)	37,247	38,127
Total recorded investment (c)	$97,196	$103,465

Recorded investment in finance receivables	$97,196	$103,465
Allowance for credit losses	(373)	(484)
Finance receivables, net (a)	$96,823	$102,981

Net finance receivables subject to fair value (d)	$95,008	$100,857
Fair value	96,180	101,576
__________

(a)
At December 31, 2015 and 2016, includes $4.4 billion and $5.2 billion, respectively, of receivables generated by divisions and affiliates of Ford in connection with vehicle inventories released from Ford and in delivery to the destination dealers, and $508 million and $399 million, respectively, of dealer financing receivables with entities (primarily dealers) that are reported as consolidated subsidiaries of Ford. For the years ended December 31, 2014, 2015, and 2016, the interest earned on receivables from consolidated subsidiaries of Ford to which we provide financing was $5 million, $6 million, and $9 million, respectively. Consolidated subsidiaries of Ford include dealerships that are partially owned by Ford as consolidated VIEs and also certain overseas affiliates. The associated vehicles that are being financed by us are reported as inventory on Ford’s balance sheet.

(b)
The amount of interest earned from Ford and affiliated companies associated with purchased receivables and receivables from gate released vehicles in transit to dealers for the years ended December 31, 2014, 2015, and 2016, were $171 million, $183 million, and $167 million, respectively.

(c)
The amount of interest supplements from Ford and affiliated companies earned for the years ended December 31, 2014, 2015, and 2016 were $1.4 billion, $1.3 billion, and $1.6 billion, respectively, and the amount of interest supplements cash received related to consumer finance receivables totaled $1.3 billion, $1.5 billion, and $2.0 billion, respectively.

(d)
Included in Finance receivables, net at December 31, 2015 and 2016, was $1.8 billion and $2.1 billion, respectively, of net investment in direct financing leases that are not subject to fair value disclosure requirements.

Excluded from finance receivables at December 31, 2015 and 2016 was $209 million and $224 million, respectively, of accrued uncollected interest, which we report in Other assets on our balance sheet.

Included in recorded investment in finance receivables at December 31, 2015 and 2016 were consumer receivables of $27.6 billion and $32.5 billion, respectively, and non-consumer receivables of $26.1 billion and $26.0 billion, respectively, that have been sold for legal purposes in securitization transactions but continue to be reported in our consolidated financial statements. The receivables are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations or the claims of Ford Credit’s other creditors. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions (see Note 7 for additional information).

NOTE 4. FINANCE RECEIVABLES (Continued)

Contractual maturities of total finance receivables outstanding at December 31, 2016 reflect contractual repayments due from customers or borrowers and were as follows (in millions):

	Due in Year Ending December 31,
	2017	2018	2019	Thereafter	Total
Consumer
Retail financing, gross (a)	$19,460	$17,550	$14,185	$16,926	$68,121

Non-Consumer
Dealer financing	33,207	1,028	141	2,575	36,951
Other financing	1,176	—	—	—	1,176
Total finance receivables	$53,843	$18,578	$14,326	$19,501	$106,248
__________

(a)	Contractual maturities of retail financing, gross include $183 million of estimated unguaranteed residual values related to direct financing leases.
Our finance receivables are generally pre-payable without penalty, so prepayments may cause actual maturities to differ from contractual maturities. The above table, therefore, is not to be regarded as a forecast of future cash collections. For wholesale receivables, which are included in dealer financing, maturities stated above are estimated based on historical trends, as maturities on outstanding amounts are scheduled upon the sale of the underlying vehicle by the dealer.
Aging

For all finance receivables, we define “past due” as any payment, including principal and interest, that is at least 31 days past the contractual due date. The recorded investment of consumer receivables greater than 90 days past due and still accruing interest was $16 million and $21 million at December 31, 2015 and 2016, respectively. The recorded investment of non-consumer receivables greater than 90 days past due and still accruing interest was $1 million and de minimus at December 31, 2015 and 2016, respectively.

The aging analysis of finance receivables balances at December 31 was as follows (in millions):

	2015	2016
Consumer
31-60 days past due	$708	$760
61-90 days past due	108	114
91-120 days past due	27	34
Greater than 120 days past due	38	39
Total past due	881	947
Current	59,068	64,391
Consumer finance receivables	59,949	65,338

Non-Consumer
Total past due	116	107
Current	37,131	38,020
Non-Consumer finance receivables	37,247	38,127
Total recorded investment	$97,196	$103,465

NOTE 4. FINANCE RECEIVABLES (Continued)

Credit Quality

Consumer Segment. When originating all classes of consumer receivables (i.e., retail and lease products), we use a proprietary scoring system that measures credit quality using information in the credit application, proposed contract terms, credit bureau data, and other information we obtain.  After a proprietary risk score is generated, we decide whether to originate a contract using a decision process based on a judgmental evaluation of the applicant, the credit application, the proposed contract terms, credit bureau information (e.g., FICO score), proprietary risk score, and other information.  Our evaluation emphasizes the applicant’s ability to pay and creditworthiness focusing on payment, affordability, applicant credit history, and stability as key considerations.

Subsequent to origination, we review the credit quality of retail financing based on customer payment activity. As each customer develops a payment history, we use an internally developed behavioral scoring model to assist in determining the best collection strategies, which allows us to focus collection activity on higher-risk accounts. These models are used to refine our risk-based staffing model to ensure collection resources are aligned with portfolio risk. Based on data from this scoring model, contracts are categorized by collection risk. Our collection models evaluate several factors, including origination characteristics, updated credit bureau data, and payment patterns.

Credit quality ratings for consumer receivables are based on our aging analysis. Refer to the aging table above. Consumer receivables credit quality ratings are as follows:

•	Pass – current to 60 days past due

•	Special Mention – 61 to 120 days past due and in intensified collection status

•	Substandard – greater than 120 days past due and for which the uncollectible portion of the receivables has already been charged off, as measured using the fair value of collateral less costs to sell

Non-Consumer Segment. We extend credit to dealers primarily in the form of lines of credit to purchase new Ford and Lincoln vehicles as well as used vehicles. Payment is required when the dealer has sold the vehicle. Each non-consumer lending request is evaluated by taking into consideration the borrower’s financial condition and the underlying collateral securing the loan. We use a proprietary model to assign each dealer a risk rating. This model uses historical dealer performance data to identify key factors about a dealer that we consider most significant in predicting a dealer’s ability to meet its financial obligations. We also consider numerous other financial and qualitative factors of the dealer’s operations including capitalization and leverage, liquidity and cash flow, profitability, and credit history with ourselves and other creditors.

Dealers are assigned to one of four groups according to risk ratings as follows:

•	Group I – strong to superior financial metrics

•	Group II – fair to favorable financial metrics

•	Group III – marginal to weak financial metrics

•	Group IV – poor financial metrics, including dealers classified as uncollectible

We generally suspend credit lines and extend no further funding to dealers classified in Group IV.

We regularly review our model to confirm the continued business significance and statistical predictability of the factors and update the model to incorporate new factors or other information that improves its statistical predictability. In addition, we regularly audit dealer inventory and dealer sales records to verify that the dealer is in possession of the financed vehicles and is promptly paying each receivable following the sale of the financed vehicle. The frequency of on-site vehicle inventory audits depends on factors such as the dealer’s risk rating and our security position. Under our policies, on-site vehicle inventory audits of low-risk dealers are conducted only as circumstances warrant. Audits of higher-risk dealers are conducted with increased frequency based on risk ratings and our security position. We perform a credit review of each dealer at least annually and adjust the dealer’s risk rating, if necessary.

The credit quality of dealer financing receivables is evaluated based on our internal dealer risk rating analysis. A dealer has the same risk rating for its entire dealer financing regardless of the type of financing.

NOTE 4. FINANCE RECEIVABLES (Continued)

The credit quality analysis of our dealer financing receivables at December 31 was as follows (in millions):

	2015	2016
Dealer financing
Group I	$27,054	$29,926
Group II	7,185	5,552
Group III	1,687	1,380
Group IV	111	93
Total recorded investment	$36,037	$36,951

Impaired Receivables

Impaired consumer receivables include accounts that have been rewritten or modified in reorganization proceedings pursuant to the U.S. Bankruptcy Code that are considered to be Troubled Debt Restructurings (“TDRs”), as well as all accounts greater than 120 days past due. Impaired non-consumer receivables represent accounts with dealers that have weak or poor financial metrics or dealer financing that has been modified in TDRs. The recorded investment of consumer receivables that were impaired at December 31, 2015 and 2016 was $375 million, or 0.6% of consumer receivables, and $367 million, or 0.6% of consumer receivables, respectively. The recorded investment of non-consumer receivables that were impaired at December 31, 2015 and 2016 was $134 million, or 0.4% of non-consumer receivables, and $107 million, or 0.3% of non-consumer receivables, respectively. Impaired finance receivables are evaluated both collectively and specifically. See Note 6 for additional information related to the development of our allowance for credit losses.

The accrual of revenue is discontinued at the time a receivable is determined to be uncollectible. Accounts may be restored to accrual status only when a customer settles all past-due deficiency balances and future payments are reasonably assured. For receivables in non-accrual status, subsequent financing revenue is recognized only to the extent a payment is received. Payments are generally applied first to outstanding interest and then to the unpaid principal balance.

A restructuring of debt constitutes a TDR if we grant a concession to a debtor for economic or legal reasons related to the debtor’s financial difficulties that we otherwise would not consider. Consumer and non-consumer receivables that have a modified interest rate below market rate or that were modified in reorganization proceedings pursuant to the U.S. Bankruptcy Code, except non-consumer receivables that are current with minimal risk of loss, are considered to be TDRs. We do not grant concessions on the principal balance of our receivables. If a receivable is modified in a reorganization proceeding, all payment requirements of the reorganization plan need to be met before remaining balances are forgiven. Finance receivables involved in TDRs are specifically assessed for impairment.